Exhibit 99.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A/A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GigCapital7 Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

SUPPLEMENT TO PROXY STATEMENT

OF

GigCapital7, Corp.

Dated May 7, 2026

The following disclosures in this proxy supplement (the “Supplement”) supplement, and should be read in conjunction with, the disclosures contained in the joint definitive proxy statement/final prospectus (the “Proxy Statement”), filed on April 15, 2026, and the supplement to the Proxy Statement dated April 20, 2026 (the “Prior Supplement”), each of which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement or Prior Supplement, the information set forth herein shall supersede or supplement the information in the Proxy Statement or Prior Supplement, as applicable. All other information in the Proxy Statement and the Prior Supplement remains unchanged.

As provided in the Proxy Statement, GigCapital7 Corp., a Cayman Islands exempted company (“GigCapital7”) is soliciting stockholder approval of, among other things, its proposed business combination (the “Business Combination”) with Hadron Energy, Inc., a Delaware corporation (the “Company”) and the other matters as described in the Proxy Statement, which includes a prospectus relating to the offer of the securities to be issued to the stockholders of the Company in connection with the Business Combination. The purpose of the following supplemental disclosures is to provide additional information about the Non-Redemption Agreements and Forward Purchase Agreement (as defined below). Terms used herein, unless otherwise defined, have the meanings set forth in the Proxy Statement or the Prior Supplement.

DESCRIPTION OF NON-REDEMPTION AGREEMENTS

On May 1, 2026 and May 6, 2026, GigCapital7 entered into separate agreements (each, a “Non-Redemption Agreement”, and together, the “Non-Redemption Agreements”) with certain of the public stockholders of GigCapital7 (each, individually, a “Public Stockholder”, and together, the “Public Stockholders”) eligible to redeem their respective Class A ordinary shares, par value $0.0001 per share, of GigCapital7 (“Ordinary Shares”) at the upcoming extraordinary general meeting of the shareholders of GigCapital7 scheduled for May 7, 2026 (the “May 2026 Meeting”) to approve the business combination (the “Business Combination”) contemplated by that certain Business Combination Agreement, dated as of September 27, 2025, as amended by the First Amendment to Business Combination Agreement, dated as of December 12, 2025, and as further amended by the Second Amendment to Business Combination Agreement, dated as of April 16, 2026 (as may further be amended from time to time, the “Business Combination Agreement”), by and among GigCapital7, the Company, and MMR Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of GigCapital7 (“Merger Sub”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Non-Redemption Agreements. Any reference herein to the “Non-Redemption Agreement” is to be treated as a reference to each Public Stockholder’s separate agreement and should be construed accordingly and any action taken by a Public Stockholder should be construed as an action under its own respective agreement.

Pursuant to the Non-Redemption Agreements, the Public Stockholders that have entered into the Non-Redemption Agreements have agreed not to exercise redemption rights with respect to their respective Ordinary Shares in connection with the Business Combination, and to waive all redemption rights with respect to the aggregate number of 2,000,000 Ordinary Shares (the “Non-Redemption Shares”), provided that no Public Stockholder is required to hold a number of Ordinary Shares representing in excess of 9.99% of the total number of Ordinary Shares outstanding. The Non-Redemption Shares held by the Public Stockholders will not be subject to any other transfer restrictions than those described in the Non-Redemption Agreements. The Public Stockholders will have no obligation to hold the Non-Redemption Shares beyond the Redemption Deadline, after which such shares will be freely tradeable without restrictive legends.

In the event that GigCapital7 enters one or more other non-redemption agreements in connection with the Business Combination (“Other Agreements”), GigCapital7 has agreed that the terms of such Other Agreements will not be materially more favorable to such other investors than the terms of the Non-Redemption Agreements are in respect of the Public Stockholders. In the event that another third party is afforded any such more favorable terms than the Public Stockholders, GigCapital7 has agreed to promptly inform the Public Stockholders of such more favorable terms in writing, and the Public Stockholders will then have the right to elect to have such more favorable terms included in each Public Stockholder’s respective Non-Redemption Agreement.

A copy of the form of Non-Redemption Agreement is filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC by GigCapital7 on May 1, 2026, and the foregoing description of the Non-Redemption Agreements is qualified in its entirety by reference thereto.

DESCRIPTION OF FORWARD PURCHASE AGREEMENTS

In connection with the Business Combination, on May 6, 2026, GigCapital7 and the Company entered into a forward stock purchase agreement (the “Forward Purchase Agreement”) with certain investors (together, the “Seller”) for an OTC Equity Prepaid Forward Transaction. For purposes of the Forward Purchase Agreement, “Counterparty” refers to GigCapital7 prior to the consummation of the Business Combination, and GigCapital7, in its domesticated to Delaware and post-combination form (“Hadron”) after the consummation of the Business Combination. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Forward Purchase Agreement.

Pursuant to the terms of the Forward Purchase Agreement, the Number of Shares subject to the Forward Purchase Agreement will be specified in one or more Pricing Date Notices, but in no event more than a maximum of 546,219 Ordinary Shares (the “Maximum Number of Shares”), which are Shares owned and held by Seller on the day prior to the Closing Date (and which are not subject to redemption in connection with the closing of the Business Combination). The Number of Shares is subject to reduction following an early termination of the Forward Purchase Agreement with respect to such shares as described under “Early Termination” in the Forward Purchase Agreement.

Prior to the earlier of the Maturity Date or such date as which Seller no longer holds any Remaining Shares, Seller may not sell or otherwise transfer, loan, hedge or dispose of any of the Shares or any other shares or securities of the Counterparty, except that Seller may make sales or dispositions of the Shares at a price that is at least $12.00 per Share.

The Forward Purchase Agreement provides that Seller will be paid an aggregate cash amount (the “Prepayment Amount”) equal to the product of (i) the Number of Shares as set forth in each Pricing Date Notice and (ii) the Initial Price, which equals the redemption price per share as defined in the Certificate of Incorporation of GigCapital7 upon the occurrence of its domestication from the Cayman Islands to Delaware (the “Redemption Price”).

The Counterparty will pay to the Seller the Prepayment Amount from the Counterparty’s Trust Account maintained by Continental Stock Transfer & Trust Company holding the net proceeds of the sale of the units in the Counterparty’s initial public offering and the sale of shares of private placement Class B ordinary shares and private placement warrants (the “Trust Account”), no later than the earlier of (a) one business day after the Closing Date and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination (such date, the “Prepayment Date”).

The Forward Purchase Agreement provides for physical settlement. On the Maturity Date, which is the date that is six months following the Closing Date, in exchange for the return to the Counterparty of the Remaining Shares (the Number of Shares less any Terminated Shares (as defined below)), the Counterparty shall pay the Seller an amount equal to the product of (x) the number of Remaining Shares and (y) the Initial Price (the “Settlement Amount”), which Settlement Amount shall be fully offset by the Prepayment Amount previously paid in respect of such Remaining Shares.

From time to time and on any date following the Closing Date (any such date, an “ET Date”), upon the sale of any Shares, which as stated above, such sales may only occur at a price that is at least $12.00 per share (the number of such Shares, the “Terminated Shares”), the Counterparty shall be entitled to an amount from the Seller equal to the product of (x) the number of newly Terminated Shares since the last ET Date (or the Closing Date if no prior ET Date) and (y) the Termination Price, which equals the Initial Price, in respect of such ET Date (an “Early Termination Obligation”). The Seller shall pay the Early Termination Obligation to the accounts and in the amounts as directed by the Counterparty. The remainder of the Transaction, if any, shall continue in accordance with its terms.

Seller has agreed to waive any redemption rights under GigCapital7’s Certificate of Incorporation with respect to the Shares in connection with the Business Combination during the term of the Forward Purchase Agreement. Such waiver may reduce the number of Ordinary Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination.

The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934, as amended.

A copy of the form of Forward Purchase Agreement is filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC by GigCapital7 on the date hereof, and the foregoing description of the Forward Purchase Agreement is qualified in its entirety by reference thereto.

IMPORTANT NOTICES

About GigCapital7

GigCapital7 is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses or entities. While GigCapital7’s efforts to identify a target business may span many industries, the focus of GigCapital7’s search is for prospects within the technology, media, and telecommunications, artificial intelligence and machine learning, cybersecurity, medical technology and medical equipment, semiconductor and sustainable industries. GigCapital7 was sponsored by GigAcquisitions7, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses.

On September 27, 2025, GigCapital7 entered into the Business Combination Agreement with Merger Sub and the Company, pursuant to the terms of which, Merger Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of GigCapital7, which will be renamed as Hadron Energy, Inc.

Additional Information and Where to Find It

In connection with the proposed Business Combination between GigCapital7 and the Company, GigCapital7 has filed the Proxy Statement, which includes a prospectus, with the SEC, and has commenced distribution of the Proxy Statement to GigCapital7’s shareholders in connection with GigCapital7’s solicitation of proxies for the shareholder vote in connection with the Business Combination and related transactions, and the other matters described in the Proxy Statement. GigCapital7 is mailing the Proxy Statement and other relevant documents to its shareholders as of April 15, 2026, the record date established for voting on the proposed Business Combination.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, GIGCAPITAL7’S SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT/FINAL PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH GIGCAPITAL7’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AGREEMENT, THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE DEFINITIVE PROXY STATEMENT/FINAL PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT GIGCAPITAL7, THE COMPANY AND THE PROPOSED TRANSACTIONS. Shareholders and other interested parties may obtain a copy of these documents, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to GigCapital7 Corp., Attn: Corporate Secretary, 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

The Company, GigCapital7 and their respective directors, executive officers, management and employees, under SEC rules, may be deemed to be participants in a solicitation of proxies of GigCapital7’s shareholders in connection with the Business Combination and related transactions. Investors and shareholders may obtain more detailed information regarding the names, affiliations, and interests of GigCapital7’s directors and executive officers in its filings with the SEC, including GigCapital7’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 6, 2026. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GigCapital7’s shareholders in connection with the Business Combination is set forth in the Proxy Statement, along with information concerning the interests of the Company’s and GigCapital7’s participants in the solicitation. Such interests may in some cases be different from those of the Company’s or GigCapital7’s equity holders generally. Investors and security holders may obtain free copies of these documents as described above.

Forward-Looking Statements:

Certain statements included in this Current Report on Form 8-K and the exhibit hereto that are not historical facts are forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may,” “could,” “would,” “should,” “expect,” “possible,” “potential,” “goal,” “opportunity,” “project,” “believe,” “future”, “designed,” “forecast,” “target,” “will,” “anticipate,” “estimate,” “continue,” “intend,” “plan,” “predict,” “seem,” “seek,” “outlook,” and, in each case, similar words and expressions, or their negative variations, and terminology that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements generally relate to future events, including, without limitation, statements, estimates, forecasts or projections regarding the Company’s future manufacturing capacity and plant performance; market opportunity and market share; estimates and projections of adjacent energy sector opportunities; the Company’s projected commercialization costs and timeline; the Company’s ability to demonstrate scientific and engineering feasibility of its technologies; the Company’s ability to attract, retain and expand its future customer base; the Company’s ability to timely and effectively meet construction and development timelines and scale its production and manufacturing processes; the Company’s ability to develop products and services and bring them to market in a timely manner; the Company’s ability to compete successfully with energy products and solutions offered by other companies; the Company’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; the Company’s ability to maintain, protect, and enhance its intellectual property; future ventures or investments in companies or products, services, or technologies; the Company’s expectations regarding regulatory framework development; the potential for and timing of receipt of licenses and permits for current and future operations, including licenses to operate nuclear facilities from the U.S. Nuclear Regulatory Commission; the success of proposed projects for which the Company’s products would provide power, which is outside of the Company’s control; the safety profile of the Company’s technology; the execution and success of any definitive agreements related to partnerships and collaborations between the Company and third parties; the Company’s expectations with respect to future performance; GigCapital7’s and the Company’s respective industries, future events, the anticipated use of the investor presentation by the Company and GigCapital7, potential financing activities by the Company, including any contemplated private placement of SAFEs, potential non-deal roadshows, and possible PIPE financing discussions, the proposed transactions between GigCapital7 and the Company, the anticipated timing and benefits of the Business Combination, the entry into agreements related to the Business Combination, the consummation of the proposed Business Combination; the estimated or anticipated future results and benefits of the combined company following the proposed transactions, including the likelihood and ability of the parties to successfully consummate the proposed transactions, future opportunities for the combined company, GigCapital7’s or the Company’s future financial or operating performance, and other statements that are not historical facts. In addition, these forward-looking statements include, without limitation, statements regarding GigCapital7’s and the Company’s expectations with respect to future performance and anticipated financial impacts of the proposed private placements, the Business Combination and other transactions, the satisfaction of the closing conditions to the Business Combination and other transactions, and the timing of the completion of the Business Combination and other transactions. Such forward-looking statements are subject to risks, uncertainties (some of which are beyond the control of the Company and/or GigCapital7), and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by GigCapital7 and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, without limitation: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Business Combination or other definitive agreements in connection thereto; (2) the outcome of any legal proceedings that may be instituted against the Company, GigCapital7 or others following the announcement of the proposed Business Combination and any definitive agreements with respect thereto; (3) the inability to successfully or timely consummate the Business Combination and related transactions, including due to the failure to obtain consents and approvals of the shareholders of GigCapital7; (4) the failure to obtain financing to complete the transactions or to satisfy other conditions to closing; delays or failures to obtain necessary regulatory approvals required to complete the transactions; (5) changes to the proposed structure of the transactions as a result of applicable laws, regulations or conditions; (6) the ability of GigCapital7 to meet applicable listing standards following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (8) projections, estimates and forecasts of revenue and other financial and performance metrics; (9) projections about industry trends and market opportunity; expectations relating to the demand for the Company’s micro modular reactor (“MMR”) technology; (10) the Company’s ability to scale and grow its business; (11) the cash position of the Company following closing of the Business Combination; (12) the risk that the transactions disrupt current plans and operations of the Company as a result of the announcement and consummation of the transactions; (13) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to successfully commercialize its MMR, and the Company’s ability to source and maintain key relationships with management and key employees; (14) the ability of the combined company to grow and manage growth profitably, continue developing its properties, maintain relationships with customers and suppliers, and retain its management and key employees; (15) costs related to the transactions; (16) risks relating to significant legal, commercial, regulatory and technical uncertainty regarding the classification and management of nuclear energy resources, including evolving environmental standards, permitting requirements, and potential changes in applicable laws or regulations; changes in applicable laws and regulations; political and economic developments and market volatility; (17) the possibility that the Company and/or its related entities may be adversely affected by other economic, business, and/or competitive factors; (18) risks relating to the Company’s anticipated operations and business, including its focus on the development and commercialization of MMR technologies; (19) the risk that the Company does not ever enter into any definitive agreements in connection with commercialization of its technology; (20) the risk that the Company is pursuing an emerging market; (21) the amount of redemption requests made by the GigCapital7 public shareholders; (22) risks related to the future performance of the Company; (23) the potential need for financing for future operations; (24) financial, political and legal conditions; (25) increased competition in the energy industry; (26) limited supply of materials and supply chain disruptions; and (27) other risks and uncertainties set forth under “Risk Factors” and other documents filed, or to be filed, with the SEC by GigCapital7 and/or the Company, including the Registration Statement that the Company and GigCapital7 filed in connection with the Business Combination, and GigCapital7’s other filings with the SEC, as well as any further risks and uncertainties e contained in the Proxy Statement. In addition, there may be additional risks that neither GigCapital7 or the Company presently know, or that GigCapital7 or the Company currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither GigCapital7 nor the Company undertakes any duty to update these forward-looking statements. The inclusion of any statement in this communication does not constitute an admission by GigCapital7, the Company, or any other person that the events or circumstances described in such statement are material.